                                                                     Exhibit B-2


                                   CERTIFICATE

I hereby certify that the Form U-9C-3 for Conectiv for the previous quarter has been provided to the state commissions listed below:

Delaware Public Service Commission
861 Silver Lake Boulevard
Cannon Building, Suite 100
Dover,  DE 19904

Maryland Public Service Commission
6 St. Paul Centre, 16th Floor
Baltimore, MD  21202

Virginia State Corporation Commission
1300 E. Main Street
Tyler Building
Richmond, VA 23219

New Jersey Board of Public Utilities
Two Gateway Center
Newark, NJ  07102




                                                  CONECTIV

                                                  By:  /s/Philip S. Reese
                                                  Philip S. Reese
                                                  Vice President and
                                                  Treasurer

Date: November 29, 2001

                                                                            FS-2
                                                                     Page 1 of 2


                          CONECTIV ENERGY SUPPLY, INC.
                           CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                      AS OF SEPTEMBER 30,
ASSETS                                                                       2001
                                                                  ---------------------------
CURRENT ASSETS

       Cash and cash equivalents                                               *
       Accounts receivable                                                     *
       Accounts receivable from associated companies                           *
       Inventories, at average cost
            Fuel (coal, oil and gas)                                           *
            Materials and supplies                                             *
       Income tax benefit receivable                                           *
                                                                  ---------------------------
                                                                               *
                                                                  ---------------------------

PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment                                           *
       Less: Accumulated depreciation                                          *
                                                                  ---------------------------
       Net Plant                                                               *
       Construction work-in-progress                                           *
       Goodwill and other intangibles                                          *
                                                                  ---------------------------
                                                                               *
                                                                  ---------------------------

DEFERRED CHARGES AND OTHER ASSETS

       Prepaid pension cost                                                    *
       Deferred income taxes                                                   *
                                                                  ---------------------------
                                                                               *
                                                                  ---------------------------

                                                                  ---------------------------
TOTAL ASSETS                                                                   *
                                                                  ===========================


LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES

       Accounts payable                                                        *
       Interest accrued                                                        *
       Other                                                                   *
                                                                  ---------------------------
                                                                               *
                                                                  ---------------------------

DEFERRED CREDITS AND OTHER LIABILITIES

       Pension and OPEB                                                        *
       Derivative instruments                                                  *
                                                                  ---------------------------
                                                                               *
                                                                  ---------------------------

CAPITALIZATION

       Common stock                                                            *
       Additional paid-in capital                                              *
       Other comprehensive income                                              *
       Retained earnings                                                       *
       Conectiv money pool loan                                                *
                                                                  ---------------------------
            Total capitalization                                               *
                                                                  ---------------------------

                                                                  ---------------------------
TOTAL CAPITALIZATION AND LIABILITIES                                           *
                                                                  ===========================

FILED UNDER REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 104(b) OF THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935.

                                                                            FS-2
                                                                     Page 2 of 2

                          CONECTIV ENERGY SUPPLY, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                                       NINE MONTHS
                                                                                     ENDED 09/30/01
                                                                                  ----------------------
OPERATING REVENUES

     Electric                                                                               *
     Gas                                                                                    *
     Other                                                                                  *
                                                                                  ----------------------
                                                                                            *
                                                                                  ----------------------

OPERATING EXPENSES

     Electric fuel and purchased energy and capacity                                        *
     Gas purchased                                                                          *
     Cost of sales                                                                          *
     Operation and maintenance                                                              *
     Depreciation and amortization                                                          *
     Taxes other than income taxes                                                          *
                                                                                  ----------------------
                                                                                            *

OPERATING INCOME                                                                            *

OTHER INCOME                                                                                *

INTEREST EXPENSE                                                                            *
                                                                                  ----------------------

INCOME BEFORE INCOME TAXES                                                                  *

INCOME TAXES                                                                                *
                                                                                  ----------------------

NET INCOME                                                                                  *
                                                                                  ======================


FILED UNDER REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 104(b) OF THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935.

                                                                            FS-3
                                                                     Page 1 of 2

                                 ATLANTIC GENERATION, INC.
                                CONSOLIDATED BALANCE SHEET
                                  (DOLLARS IN THOUSANDS)
                                        (UNAUDITED)

                                                                     AS OF SEPTEMBER 30,
ASSETS                                                                      2001
                                                                  -------------------------
CURRENT ASSETS

       Accounts receivable                                                    *
       Income tax benefit receivable                                          *
       Other prepayments                                                      *
                                                                  -------------------------
                                                                              *
                                                                  -------------------------

INVESTMENTS

       Investment in ATE                                                      *
       Investment in Energy Investors Fund                                    *
       Investment in electric generating facilities                           *
       Other investments                                                      *
                                                                  -------------------------
                                                                              *
                                                                  -------------------------

PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment                                          *
       Less: Accumulated depreciation                                         *
                                                                  -------------------------
       Net Plant                                                              *
                                                                  -------------------------

DEFERRED CHARGES AND OTHER ASSETS

                                                                  -------------------------
       Deferred taxes                                                         *
                                                                  -------------------------
       Deferred taxes                                                         *

                                                                  -------------------------
TOTAL ASSETS                                                                  *
                                                                  =========================


LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES

       Accounts payable                                                       *
       Accounts payable from associated companies                             *
       Interest accrued                                                       *
       Other                                                                  *
                                                                  -------------------------
                                                                              *
                                                                  -------------------------

                                                                  -------------------------
DEFERRED CREDITS AND OTHER LIABILITIES                                        *
                                                                  -------------------------

CAPITALIZATION

       Additional paid-in capital                                             *
       Retained earnings                                                      *
       Conectiv money pool loan                                               *
                                                                  -------------------------
            Total equity                                                      *
                                                                  -------------------------

                                                                  -------------------------
TOTAL CAPITALIZATION AND LIABILITIES                                          *
                                                                  =========================

FILED UNDER REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 104(b) OF THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935.

                                                                            FS-3
                                                                     Page 2 of 2

                            ATLANTIC GENERATION, INC
                        CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                                       NINE MONTHS
                                                                                     ENDED 09/30/01
                                                                                  ----------------------
OPERATING REVENUES                                                                          *
                                                                                  ----------------------

OPERATING EXPENSES

     Operation and maintenance                                                              *
     Depreciation and amortization                                                          *
     Taxes other than income taxes                                                          *
                                                                                  ----------------------
                                                                                            *
                                                                                  ----------------------
OPERATING INCOME                                                                            *
                                                                                  ----------------------

OTHER INCOME                                                                                *

INTEREST EXPENSE                                                                            *
                                                                                  ----------------------

INCOME BEFORE INCOME TAXES                                                                  *

INCOME TAXES                                                                                *
                                                                                  ----------------------

NET INCOME                                                                                  *
                                                                                  ======================


FILED UNDER REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 104(b) OF THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935.

                                                                            FS-4
                                                                     Page 1 of 2

                               CONECTIV THERMAL SYSTEMS, INC.
                                 CONSOLIDATED BALANCE SHEET
                                   (DOLLARS IN THOUSANDS)
                                        (UNAUDITED)

                                                                     AS OF SEPTEMBER 30,
ASSETS                                                                      2001
                                                                  --------------------------
CURRENT ASSETS

       Cash and cash equivalents                                              *
       Accounts receivable                                                    *
       Inventories, at average cost
            Fuel (coal, oil and gas)                                          *
            Materials and supplies                                            *
       Income tax benefit receivable                                          *
       Other prepayments                                                      *
                                                                  --------------------------
                                                                              *
                                                                  --------------------------

INVESTMENTS
                                                                  --------------------------
       Funds held by trustee                                                  *
                                                                  --------------------------

PROPERTY, PLANT AND EQUIPMENT

       Property, plant and equipment                                          *
       Less: Accumulated depreciation                                         *
                                                                  --------------------------
       Net Plant                                                              *
       Construction work-in-progress                                          *
                                                                  --------------------------
                                                                              *
                                                                  --------------------------

DEFERRED CHARGES AND OTHER ASSETS

       Unamortized debt expense                                               *
       License fees                                                           *
       Other                                                                  *
                                                                  --------------------------
                                                                              *
                                                                  --------------------------

                                                                  --------------------------
TOTAL ASSETS                                                                  *
                                                                  ==========================


LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES

       Accounts payable                                                       *
       Interest accrued                                                       *
       Other                                                                  *
                                                                  --------------------------
                                                                              *
                                                                  --------------------------

DEFERRED CREDITS AND OTHER LIABILITIES

       Pension and OPEB                                                       *
       Deferred income taxes, net                                             *
       Other                                                                  *
                                                                  --------------------------
                                                                              *
                                                                  --------------------------

CAPITALIZATION

       Additional paid-in capital                                             *
       Retained deficit                                                       *
       Conectiv money pool loan                                               *
                                                                  --------------------------
            Total equity                                                      *

       Variable rate demand bonds (1)                                         *
                                                                  --------------------------
            Total capitalization                                              *
                                                                  --------------------------

                                                                  --------------------------
TOTAL CAPITALIZATION AND LIABILITIES                                          *
                                                                  ==========================

(1) Classified as current liability for external reporting

FILED UNDER REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 104(b) OF THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935.

                                                                            FS-4
                                                                     Page 2 of 2

                         CONECTIV THERMAL SYSTEMS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                                       NINE MONTHS
                                                                                     ENDED 09/30/01
                                                                                  ----------------------
OPERATING REVENUES                                                                          *
                                                                                  ----------------------

OPERATING EXPENSES

     Cost of sales                                                                          *
     Operation and maintenance                                                              *
     Depreciation and amortization                                                          *
     Taxes other than income taxes                                                          *
                                                                                  ----------------------
                                                                                            *
                                                                                  ----------------------
OPERATING INCOME                                                                            *
                                                                                  ----------------------

OTHER INCOME                                                                                *
                                                                                  ----------------------

INTEREST EXPENSE

     Interest charges                                                                       *
     Allowance for borrowed funds used during
         construction and capitalized interest                                              *
                                                                                  ----------------------
                                                                                            *
                                                                                  ----------------------

INCOME BEFORE INCOME TAXES                                                                  *

INCOME TAXES                                                                                *
                                                                                  ----------------------

NET INCOME                                                                                  *
                                                                                  ======================


FILED UNDER REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 104(b) OF THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935.

                                                                            FS-5
                                                                     Page 1 of 2

                                DCTC-BURNEY, INC.
                                  BALANCE SHEET
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                     AS OF SEPTEMBER 30,
ASSETS                                                                      2001
                                                                  --------------------------
CURRENT ASSETS

       Cash and cash equivalents                                              *
       Accounts receivable                                                    *
                                                                  --------------------------
                                                                              *
                                                                  --------------------------

                                                                  --------------------------
INVESTMENT IN BURNEY FOREST PRODUCTS                                          *
                                                                  --------------------------

       Other Investments                                                      *
                                                                  --------------------------
                                                                              *
                                                                  --------------------------

                                                                  --------------------------
TOTAL ASSETS                                                                  *
                                                                  ==========================


LIABILITIES AND OWNER'S EQUITY

CURRENT LIABILITIES

                                                                  --------------------------
       Taxes accrued                                                          *
                                                                  --------------------------


DEFERRED CREDITS AND OTHER LIABILITIES

                                                                  --------------------------
       Deferred income taxes, net                                             *
                                                                  --------------------------
       Other                                                                         -
                                                                  --------------------------
                                                                              *
                                                                  --------------------------

CAPITALIZATION

       Conectiv common stock                                                  *
       Additional paid-in capital                                             *
       Retained earnings                                                      *
                                                                  --------------------------
            Total capitalization                                              *
                                                                  --------------------------

                                                                  --------------------------
TOTAL CAPITALIZATION AND LIABILITIES                                          *
                                                                  ==========================


FILED UNDER REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 104(b) OF THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935.

                                                                            FS-5
                                                                     Page 2 of 2

                                DCTC-BURNEY, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

                                                                                       NINE MONTHS
                                                                                     ENDED 09/30/01
                                                                                  ----------------------
OPERATING REVENUES                                                                          *
                                                                                  ----------------------

OPERATING EXPENSES

     Operation and maintenance                                                              *
     Depreciation and amortization                                                          *
     Taxes other than income taxes                                                          *
                                                                                  ----------------------
                                                                                            *
                                                                                  ----------------------
OPERATING INCOME                                                                            *
                                                                                  ----------------------

OTHER INCOME                                                                                *
                                                                                  ----------------------

                                                                                  ----------------------
INTEREST EXPENSE                                                                            *
                                                                                  ----------------------

INCOME BEFORE INCOME TAXES                                                                  *

INCOME TAXES                                                                                *
                                                                                  ----------------------

NET INCOME                                                                                  *
                                                                                  ======================


FILED UNDER REQUEST FOR CONFIDENTIAL TREATMENT PURSUANT TO RULE 104(b) OF THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935.